Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          Independent Auditors' Report

To the Partners of
Arrowhead Apartments Associates

We have audited the accompanying balance sheets of Arrowhead Apartments Associates, as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arrowhead Apartments Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included in the report on pages 14-20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" we have also prepared a report dated January 22, 2002, on our consideration of the Partnership's compliance and on internal control over financial reporting based on an audit of financial statements performed in accordance with government auditing standards.


                                         Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 22, 2002
Lead Auditor: Robert A. Kozak            EIN: 54-1639552

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          Independent Auditors' Report


To the Partners of
Blackburn Limited Partnership


We have audited the accompanying balance sheet of Blackburn Limited Partnership as of December 31, 2001, and the related statements of profit and loss (on Form HUD-92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement . An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blackburn Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 17 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the "Consolidated Audit Guide for Audits of HUD Programs", we also issued reports dated January 17, 2002, on our consideration of the Partnership's internal controls and on its compliance with specific requirements applicable to non-major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements.


                                            Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 17, 2002

Lead Auditor: Robert A. Kozak               EIN: 54-1639552

                          Independent Auditors' Report



To the Partners of
Blackburn Limited Partnership


We have audited the accompanying balance sheet of Blackburn Limited Partnership as of December 31, 2000, and the related statements of profit and loss (on Form HUD-92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blackburn Limited Partnership as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 17 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the "Consolidated Audit Guide for Audits of HUD Programs", we also issued reports dated January 18, 2001, on our consideration of the Partnership's internal controls and on its compliance with specific requirements applicable to non-major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements.


/s/ Reitberger, Pollekoff & Kozak, P.C.



Vienna, Virginia
January 18, 2001

Lead Auditor: Robert A. Kozak                            EIN: 54-1639552

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          Independent Auditors' Report


To the Partners
Chevy Chase Park Ltd.
(A Limited Partnership)
DBA Chevy Chase Apartments
Centreville, Ohio

We have audited the accompanying balance sheet of Chevy Chase Park, Ltd. (a limited partnership), DBA Chevy Chase Apartments, HUD Project No. 046-44115-LD as of December 31, 2001, and the related statements of profit and loss, changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chevy Chase Park, Ltd. (a limited partnership), DBA Chevy Chase Apartments, HUD Project No. 046-44115-LD as of December 31, 2001, and the results of its operations, changes in partner's equity (deficit) and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data on pages 17 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, we have also issued reports dated January 18, 2002, on our consideration of Chevy Chase Park, Ltd.'s internal controls and on its compliance with specific requirements applicable to major HUD programs, laws and regulations applicable to the financial statements and specific requirements applicable to affirmative fair housing.


                                            Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 18, 2002
Lead Auditor:  Robert A. Kozak              EIN: 54-1639552

                          Independent Auditors' Report



To the Partners
Chevy Chase Park Ltd.
(A Limited Partnership)
DBA Chevy Chase Apartments
Centreville, Ohio

We have audited the accompanying balance sheet of Chevy Chase Park, Ltd. (a limited partnership), DBA Chevy Chase Apartments, HUD Project No. 046-44115-LD as of December 31, 2000, and the related statements of profit and loss, changes in partners' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chevy Chase Park, Ltd. (a limited partnership), DBA Chevy Chase Apartments, HUD Project No. 046-44115-LD as of December 31, 2000, and the results of its operations, changes in partner's equity (deficit) and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data on pages 17 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, we have also issued reports dated January 11, 2001, on our consideration of Chevy Chase Park, Ltd.'s internal controls and on its compliance with specific requirements applicable to major HUD programs, laws and regulations applicable to the financial statements and specific requirements applicable to affirmative fair housing.


/s/ Reitberger, Pollekoff & Kozak, P.C.



Vienna, Virginia
January 11, 2001
Lead Auditor:  Robert A. Kozak                        EIN: 54-1639552

                               Jerold P. Logoluso

                           CERTIFIED PUBLIC ACCOUNTANT
                         770 East Shaw Avenue, Suite 102
                          Fresno, California 93710-7708
                             Telephone 559 229-6018
                             Facsimile 559 229-8641


                          INDEPENDENT AUDITOR'S REPORT



To the Partners
Chowchilla Elderly Associates
Fresno, California

I have audited the accompanying balance sheets of Chowchilla Elderly Associates, CHFA No. 81-103-N, (a limited partnership) as of December 31, 2001 and 2000 and the related statements of operations, changes in partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Project's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chowchilla Elderly Associates as of December 31, 2001 and 2000, and the results of its operations, changes in partners' deficit, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, I have also issued a report dated February 5, 2002, on my consideration of Chowchilla Elderly Associates' internal control, and reports dated February 5, 2002, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.






                                                            JEROLD P. LOGOLUSO


Fresno, California
February 5, 2002

                           BROWDER & ASSOCIATES, P.C.

                          CERTIFIED PUBLIC ACCOUNTANTS
                      2320 HIGHLAND AVENUE SOUTH, SUITE 290
                         BIRMINGHAM, ALABAMA 35205-2900
                              --------------------
                            TELEPHONE (205) 933-6855
                            FACSIMILE (205) 930-9486

Member of:
  Alabama Society of CPAs
  American Institute of CPAs
  Private Companies Practice Section
  SEC Practice Section

                          Independent Auditor's Report


To the Partners of
Four Winds West Apartments                             HUD Field Office Director
Birmingham, Alabama                                               Birmingham, AL


We have audited the accompanying balance sheet of Four Winds West Apartments (the Project), Project No. 35157-PM- WAH-L8, as of December 31, 2001, and the related statements of profit and loss, changes in owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2001 and the results of its operations, changes in owners' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 9, 2002 on our consideration of the Project's internal controls and reports dated January 9, 2002 on its compliance with laws and regulations applicable to the basic financial statements, specific requirements applicable to the major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama                      Federal Employer Identification Number:
January 9, 2002                                                       63-0986156

Audit Principal:  E.O. Browder, Jr.

                           BROWDER & ASSOCIATES, P.C.

                          CERTIFIED PUBLIC ACCOUNTANTS
                      2320 HIGHLAND AVENUE SOUTH, SUITE 290
                         BIRMINGHAM, ALABAMA 35205-2900
                              --------------------
                            TELEPHONE (205) 933-6855
                            FACSIMILE (205) 930-9486

Member of:
  Alabama Society of CPAs
  American Institute of CPAs
  Private Companies Practice Section
  SEC Practice Section

To the Partners of
Four Winds West Apartments                            HUD Field Office Director
Birmingham, Alabama                                              Birmingham, AL


We have audited the accompanying balance sheet of Four Winds West Apartments (the Project), Project No. 35157-PM- WAH-L8, as of December 31, 2000, and the related statements of profit and loss, changes in owners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2000 and the results of its operations, changes in owners' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Project will continue as a going concern. As discussed in the Notes to the Financial Statements, the Project . These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in the footnotes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 11, 2001 on our consideration of the Project's internal controls and reports dated January 11, 2001 on its compliance with laws and regulations applicable to the basic financial statements, specific requirements applicable to the major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama                      Federal Employer Identification Number:
January 11, 2001                                                      63-0986156

Audit Principal: E.O. Browder, Jr.

                                                   Dauby O'Connor & Zaleski
                                                   A Limited Liability Company
                                                   Certified Public Accountants



                          Independent Auditors' Report


To the Partners of
Frenchman's Wharf Apartments Associates II
(A Louisiana Limited Partnership)


     We have audited the accompanying balance sheet of Frenchman's Wharf Apartments Associates II as of December 31, 2001, and the related statements of profit and (loss) and changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Frenchman's Wharf Apartments Associates II as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 5 to the financial statements, effective June 22, 2001, the partnership transferred the property and all other assets to the holder of the first mortgage note. These assets represent virtually 100% of the partnership's revenue producing assets. The partnership has plans to terminate the partnership.

January 15, 2002                                  Dauby O'Connor & Zaleski, LLC
Carmel, Indiana                                    Certified Public Accountants

                                                    Dauby O'Connor & Zaleski
                                                    A Limited Liability Company
                                                    Certified Public Accountants


                          Independent Auditors' Report


To the Partners of
Frenchman's Wharf Apartments Associates II
(A Louisiana Limited Partnership)


     We have audited the accompanying balance sheet of Frenchman's Wharf Apartments Associates II (a Louisiana Limited Partnership) as of December 31, 2000, and the related statements of profit and (loss) and changes in partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Frenchman's Wharf Apartments Associates II as of December 31, 2000, and the results of its operations and changes in partners' deficit and cash flows for the year then ended in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 2 to the financial statements, the mortgage is in default and as discussed in Note 3 to the financial statements, the purchase money notes have matured and the Partnership's Housing Assistance Payment Contract with the U.S. Department of
Housing and Urban Development expires on March 31, 2001, which raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to these matters are described in Notes 2 and 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


February 4, 2001                                  Dauby O'Connor & Zaleski, LLC
Carmel, Indiana                                   Certified Public Accountants

                          INDEPENDENT AUDITORS' REPORT



To the Partners
Mercy Terrace Associates, L.P.

     We have audited the accompanying balance sheet of Mercy Terrace Associates, L.P. as of December 31, 2001, and the related statements of operations, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mercy Terrace Associates, L.P. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 26 through 31 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated February 22, 2002 on our consideration of Mercy Terrace Associates, L.P.'s internal control and on its compliance with specific requirements applicable to major HUD programs and fair housing and nondiscrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


         /s/ Reznick, Fedder & Silverman


Atlanta, Georgia                                       Taxpayer Identification
February 22, 2002                                           Number: 52-1088612

Lead Auditor: Michael C. Beck

                          INDEPENDENT AUDITORS' REPORT


To the Partners,
  Mercy Terrace Associates
  (A California Limited Partnership)
        and
U. S. Department of Housing and
  Urban Development
  Field Office Director
  San Francisco, California

     We have audited the accompanying balance sheets of Mercy Terrace Associates (A California Limited Partnership) (FHA Project Number 121-35678-PM-L8-WAH) as of December 31, 2000 and 1999, and the related statements of operations, changes in partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mercy Terrace Associates (A California Limited Partnership) (FHA Project Number 121-35678- PM-L8-WAH) at December 31, 2000 and 1999, and the results of its operations, changes in partners' deficit, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

     In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have issued reports dated January 26, 2001 on our consideration of Mercy Terrace Associates' internal controls, on its compliance with specific requirements applicable to major HUD programs, and on specific requirements applicable to Fair Housing and Non-Discrimination.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in this report on pages 15 through 21 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects in relation to the basic financial statements taken as a whole.

    /s/ Reznick, Fedder & Silverman

January 26, 2001

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182


                          Independent Auditors' Report


To the Partners of
Moorings Apartments Associates

We have audited the accompanying balance sheets of Moorings Apartments Associates, as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Moorings Apartments Associates as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the report on pages 15-20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs" we have also prepared a report dated January 23, 2002, on our consideration of the Partnership's compliance and on internal control over financial reporting based on an audit of financial statements performed in accordance with government auditing standards.


                                            Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 23, 2002
Lead Auditor: Robert A. Kozak               EIN: 54-1639552

                    William M. Sivick Accountancy Corporation
                          Certified Public Accountants
             3455 W. Shaw Ave., Suite 101, Fresno, California 93711
                       (559) 276-8400, FAX (559) 276-3735

William M. Sivick, C.P.A.                                Itoko Yamakawa, C.P.A.



To the Partners
Orangewood, Plaza, A California Limited Partnership
Pinedale, California

                          INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying balance sheets of Orangewood Plaza, A Limited Partnership, CHFA Project No. 82-007-N, as of December 31, 2001 and 2000 and the related statements of operations, changes in partners' capital (deficit) and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orangewood Plaza, CHFA No. 82-007-N, as of December 31, 2001 and 2000, and the results of its operations and the changes in partners' capital (deficit) and cash flows for each of the two years in the period ended December 31, 2001 in conformity with generally accepted accounting principles.

Our audits were conducted for purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report (shown on pages 19 to 26) is presented for additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Orangewood Plaza, A California Limited Partnership
Page 2


In accordance with Government Auditing Standards, we have also issued a report dated February 7, 2002 on our consideration of Orangewood Plaza, A Limited Partnership's internal controls and a report dated February 7, 2002 on its compliance with laws and regulations.


                                      /s/   William M. Sivick, C.P.A.
                                      William M. Sivick Accountancy Corporation

Fresno, California
February 7, 2002

                          RYND, CARNEAL & EWING, P.L.C.


                          INDEPENDENT AUDITORS' REPORT



The Partners
Posada Associates Limited Partnership:

We have audited the accompanying balance sheet of Posada Associates Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Posada Associates Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in Schedules 1 and 2 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

RYND, CARNEAL & EWING, P.L.C.

Phoenix, Arizona
February 7, 2002






                          CERTIFIED PUBLIC ACCOUNTANTS
          2813 EAST CAMELBACK ROAD - SUITE 425 - PHOENIX, ARIZONA 85016
                  TELEPHONE 602 957-8366 FACSIMILE 602 957-4740

                                Timothy P. Boyle
                           Certified Public Accountant

            1724 Monterey Drive, Plymouth Meeting, Pennsylvania 19462
                  Telephone (610) 272-5454 * FAX (610) 279-0770
                            E-mail: TBoyleCPA@aol.com


                          INDEPENDENT AUDITOR=S REPORT

To the Partners
Princeton Community Village Associates Limited Partnership
Princeton, New Jersey

I have audited the accompanying balance sheets of Princeton Community Village Associates Limited Partnership (A New Jersey Limited Partnership), as of December 31, 2001 and 2000, and the related statements of operations, partners' (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Princeton Community Village Associates Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the US Department of Housing and Urban Development, I have also issued reports dated January 24, 2002 on my consideration of Princeton Community Village Associates Limited Partnerships' internal control, on its compliance with specific requirements applicable to major HUD program, and on its compliance with specific requirements applicable to fair housing and non-discrimination. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.




/s/ Timothy P. Boyle, CPA
January 24, 2002

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          Independent Auditors' Report


To the Partners of
Rock Glen Limited Partnership

We have audited the accompanying balance sheet of Rock Glen Limited Partnership as of December 31, 2001, and the related statements of profit and loss (on Form HUD-92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rock Glen Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 15 through 19 is presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2002 on our consideration of the Partnership's internal controls and a report dated January 15, 2002 on its compliance with laws and regulations.



                                             Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 15, 2002
Lead Auditor:  Robert A. Kozak               EIN: 54-1639552

                          Independent Auditors' Report


To the Partners of
Rock Glen Limited Partnership

We have audited the accompanying balance sheet of Rock Glen Limited Partnership as of December 31, 2000, and the related statements of profit and loss (on Form HUD-92410), partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rock Glen Limited Partnership as of December 31, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 15 through 19 is presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 10, 2001 on our consideration of the Partnership's internal controls and a report dated January 10, 2001 on its compliance with laws and regulations.

/s/ Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 10, 2001
Lead Auditor:  Robert A. Kozak                                   EIN 54-1639552

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          INDEPENDENT AUDITORS' REPORT

To the Partners of
Second Blackburn Limited Partnership

We have audited the accompanying balance sheet of Second Blackburn Limited Partnership, as of December 31, 2001, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Second Blackburn Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted in United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the "Consolidated Audit Guide for Audits of HUD Programs", we have also issued reports dated January 17, 2002 on our consideration of the Partnership's internal controls and on its compliance with laws and regulations applicable to the financial statements and on its compliance with specific requirements applicable to non-major HUD programs and on its compliance with specific requirements applicable to fair housing and non-discrimination



                                          Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 17, 2002
Lead Auditor: Robert A. Kozak             EIN: 54-1639552

                          INDEPENDENT AUDITORS' REPORT


To the Partners of
Second Blackburn Limited Partnership

We have audited the accompanying balance sheet of Second Blackburn Limited Partnership, as of December 31, 2000, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Second Blackburn Limited Partnership as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the "Consolidated Audit Guide for Audits of HUD Programs", we have also issued reports dated January 16, 2001 on our consideration of the Partnership's internal controls and on its compliance with laws and regulations applicable to the financial statements and on its compliance with specific requirements applicable to non-major HUD programs and on its compliance with specific requirements applicable to fair housing and non- discrimination


/s/ Reitberger, Pollekoff & Kozak, P.C.



Vienna, Virginia
January 16, 2001

Lead Auditor: Robert A. Kozak                   EIN: 54-1639552

                           BROWDER & ASSOCIATES, P.C.

                          CERTIFIED PUBLIC ACCOUNTANTS
                      2320 HIGHLAND AVENUE SOUTH, SUITE 290
                         BIRMINGHAM, ALABAMA 35205-2900
                              --------------------
                            TELEPHONE (205) 933-6855
                            FACSIMILE (205) 930-9486

Member of:
  Alabama Society of CPAs
  American Institute of CPAs
  Private Companies Practice Section
  SEC Practice Section

                          Independent Auditor's Report


To the Partners of
Troy Manor Apartments
Troy, Alabama                                               RECD State Director


We have audited the accompanying balance sheet of Troy Manor Apartments (the Project), Project No. 01-55-133- 2600, as of December 31, 2001 and 2000, and the related statements of operations, changes in partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U. S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2001 and 2000, and the results of its operations, changes in partners' equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Project will continue as a going concern. As discussed in the Notes to the Financial Statements, the Project . These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in the footnotes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In accordance with Government Auditing Standards we have also issued our reports dated January 9, 2002 on our consideration of the Project's internal controls and on its compliance with laws and regulations applicable to the basic financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report are presented for the purpose of additional analysis and are not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.c.

Birmingham, Alabama                      Federal Employer Identification Number:
January 9, 2002                                                      63-0986156

Audit Principal:  E.O. Browder, Jr.

     KPFF
           L.L.C.
                                              24500 Chagrin Boulevard, Suite 315
                                                      Cleveland, Ohio 44122-5627

a) Certified Public Accountants
                                                         Telephone: 216-292-6120
                                                               Fax: 216-292-5718
                                                            Website: kpffcpa.com


                          INDEPENDENT AUDITOR'S REPORT


To the Partners of
Westgate Tower Limited Dividend Housing Association

We have audited the balance sheets of Westgate Tower Limited Dividend Housing Association, a Michigan limited partnership, MSHDA Development No. 256, as of December 31, 2001 and 2000, and the related statements of operations, changes in accumulated earnings (losses) and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westgate Tower Limited Dividend Housing Association at December 31, 2001 and 2000 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2001 in conformity with U.S. generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the reports is presented for additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 12, 2002 on our consideration of the partnership's internal control structure and on its compliance with laws and regulations.

KPFF, L.L.C.

Cleveland, Ohio
February 12, 2002